December 2, 2020

1:00 p.m. – 2:30 p.m. EST

Presentation and Q&A

Virtual Analyst and Investor Conference

Cohu



Jeff Jones
CFO

Welcome and Agenda

Cohu

Cautionary Statement Regarding Forward-Looking Statements

Forward-Looking Statements:

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding strategies to extend leadership in high-growth RF test, deliver high yield test and inspection for 5G, ADAS and xEV applications, increase contactor attachment rates and goal to double rate, and to provide analytics to optimize productivity, estimated total market CAGR, secular tailwinds driving end-market growth, estimated market segments CAGR sales growth, Semi Test target revenue growth CAGRs, 5G and RF Semi Test incremental revenue 1H'21, est. 5G device growth, Test and Inspection Handler target revenue growth CAGRs, Interface Solutions target revenue growth CAGRs, "Cohu Strategy" for each business unit, any comments on Cohu's Q1'21 and FY2021 outlook, momentum or growth, Cohu "Target Model" and "Target Financial Model" strategies and all associated financial forecasts, est. growth, revenue split by business, free cash flows, R&D exp., cap ex, and est. margin improvements and quarterly Model estimates, Cohu's fourth quarter 2020 sales forecasts, updated guidance, sales mix, est. of record orders, non-GAAP operating expenses, gross margin, adjusted EBITDA and effective tax rate, est. second half and full year 2020 financial results, and cash and shares outstanding, estimated minimum cash needed, potential M&A, est. op ex variability with sales and % of incremental sales falling to op income, any future Term Loan B principal reductions and goals, and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry forecasts, comments or presentations are for reference only and Cohu does not adopt or affirm any such materials.

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: The ongoing global COVID-19 pandemic has adversely affected, and is continuing to adversely affect, our business, financial condition and results of operations, and COVID-19 could re-surge at any time and our business could be abruptly impacted again to an even greater extent; October 2020 COVID-19 related government movement control orders reinstituted in Malaysia and actual adverse impacts that have begun to reoccur among Malaysia-based and/or other suppliers; Recently increasing COVID-19 cases in countries where Cohu's principal facilities are located including the United States, the Philippines, Malaysia, Switzerland and Germany; Other significant risks associated with the Xcerra acquisition, integration and synergies including the failure to achieve the expected benefits of the acquisition, and mandatory ongoing impairment evaluation of goodwill and other intangibles whereby Cohu could be required to write off some or all of this goodwill and other intangibles; Continued availability of capital and financing and additional rating agency downgrade actions, and limited market access given our high debt levels; Our Credit Agreement contains various representations and negative covenants that limit our business flexibility; Changes to or replacement of LIBOR may adversely affect interest rates; Adverse investor reaction to the recently suspended cash dividend; Other risks associated with acquisitions; inventory, goodwill and other asset write-downs; Our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; Lost productivity, project delays and internal control risks due to ongoing employee "work from home" programs; Our reliance on third-party contract manufacturers and suppliers; Failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; Market demand and adoption of our new products; Customer orders may be canceled or delayed; Design-wins may or may not result in future orders or sales; The concentration of our revenues from a limited number of customers; Intense competition in the semiconductor equipment industry; Our reliance on patents and intellectual property; Compliance with U.S. export regulations; Impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; Geopolitical issues, trade wars and Huawei/HiSilicon export restrictions (including new restrictions effective in May and August 2020); Retention of key staff; Other health epidemics or natural disasters; ERP system implementation issues particularly as Cohu recently launched a new ERP system in first quarter 2020 and plans a broader rollout in 2020; The seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers particularly in light of weakened demand in 2019 followed by the COVID-19 global pandemic in 2020; and Rapid technological change.

These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Cohu

Agenda



Jeff Jones, CFO
Welcome



Luis Müller, CEO
Driving Growth & Differentiation



Michael Campbell, Qualcomm
Keynote Speaker



Ian Lawee, GM
Semiconductor Test Group



Ganesh Moorthy, Microchip
Keynote Speaker



Chris Bohrson, GM
Test & Inspection Handler Group



Devin Sheridan, GM
Interface Solutions Group



Jeff Jones, CFO
Profitability & Shareholder Value

Q&A Cohu Management



Luis Müller
CEO

Driving Growth and Differentiation

Cohu

Global Technology and Market Leader



...in $6.5 billion (1) Semiconductor and PCB Markets

~$631M	~45%	~12%
Est. 2020 Revenue (2)	*Recurring Revenue*	*Operating Income (2)(3)*
21%	**28,000+**	**7%**
2017-20 Revenue CAGR (2) *(organic growth & acquisitions)*	*Equipment Installed Base*	*Est. Market CAGR (1)*

(1) Source: Gartner, June 2020 and Company estimates
(2) Reflects actual YTD 2020 results plus the mid-point of the Company's Q4 '20 guidance as updated on December 1, 2020
(3) Non-GAAP figure; See Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures

Target Model

Revenue

$940M

Gross Margin

48%

Operating Income

23%

Mid-term (3-5 years) Target Model;
Gross Margin and Operating Income are Non-GAAP figures; See Appendix for notes regarding use of forward-looking non-GAAP figures

Cohu Strategy

Extend leadership in high-growth RF test with scalable, precision instrumentation

Deliver high yield test and inspection for 5G, ADAS and xEV applications

Increase contactor attachment rate with differentiated test cell solutions

Provide analytics to optimize productivity

Driving Growth in Select End-Markets

Applications

- Auto ADAS & Electrification
- Industrial Automation
- Sensing & Power
- Data Processing & Storage
- Data Generation & Display
- Communications & Networking

Mobility 5G, data generation & transmission, automotive ADAS, electrification and telematics

Secular tailwinds driving end-market growth

(fcst. 3-year growth)

1.5x
RF content growth driven by 5G-enabled smartphones [1]

1.4x
Increase in global data [1]

2x
ADAS and EV / HEV Semi content growth in autos [1]

Leader in Semiconductor Test & Inspection



$1,200
$1,000
$800
$600
$400
$200
$-
#3
#1
#1
#2

	Semi Test	Handler	Contactor	Inspection
Cohu SAM [$million]	$1,100	$700	$500	$200
Target Rev. CAGR [3]	17%	12%	20%	12%

(1) Source: Gartner, June 2020
(2) Cohu SAM: Serviceable Addressable Market are company estimates for 2021
(3) 3-year target revenue CAGR per business segment to achieve Cohu mid-term target model

Delivering Customer Value

Accelerating *time to yield* and *greater productivity* through the test cell

2% higher yield in the semiconductor test and inspection ~ pays for Capex

One-stop-shop for leading-edge solutions in test & inspection

Peak Yield/OEE

Yield / OEE

- High frequency measurement accuracy
- Most responsive active thermal control
- AI-powered infrared inspection
- Test Cell accelerating time to peak yield

1st Silicon — High Vol Ramp — Peak Volume

Test Cell Solutions



Test Analytics
Higher Signal Integrity
Active Thermal Control
Efficiency Analytics
Semi Test
Test Contactor
Test Handler

Cohu

Path for Growth and Differentiation[1]

Above-Market Revenue Growth	Accelerating Profitability	Disciplined Capital Allocation
~14% revenue CAGR; 2x the market	*Significant operating leverage 23% operating income[2]*	*Generating $160M+ annual free-cash-flow*
Share gain with leading edge solutions in test & inspection	*Accelerating time to yield and greater productivity*	*Term loan repayment; targeting $60M+ annually*
Accelerating Tester and Contactor revenue growth	*New product developments with 30%+ ROIC*	*Enabling a smarter, safer, and more connected future*

Creating Shareholder Value

ROIC – Return on invested capital
(1) All values are based on achieving Target Model
(2) Non-GAAP figure; See Appendix for notes regarding use of forward-looking non-GAAP figures



Michael Campbell
Qualcomm

Keynote Speaker

Michael Campbell
Senior Vice President
Qualcomm Technologies Inc.

Qualcomm

Qualcomm overview for COHU

November 2020


A world where
virtually everyone
and everything is
intelligently connected
5G

The world's leading wireless technology innovator

Qualcomm

Leading wireless innovation for 35 years

Digitized mobile communications



Analog to digital

Redefined computing


Qualcomm

Desktop to smartphones

Transforming industries


5G

Connecting virtually everything

Transforming how the world connects, computes and communicates



The R&D Engine

$64B+

in cumulative R&D

140,000+

Granted patents / pending applications

300+

License agreements

Source: Company data as of Q3 FY20; R&D is cumulative expenditure since 1985

World-class technology portfolio


Connectivity
Qualcomm
snapdragon
Computing

Wireless connectivity

2G/3G/4G/5G
802.11 n/ac/ax (Wi-Fi 6)
802.11ad (60GHz)
Bluetooth
802.15.4
C-V2X
GNSS/Location

RF-Front End

Power amps
Acoustic filters
RF switches
LNAs
Antenna tuner
Envelope tracker

Processors

CPU/GPU/DSP/AI processor
Memory controller
Secure processing

Multimedia

Camera processing
Video
Voice UI
Display processing
Computer vision
Audio processing
AR/VR
Sensors

Components

Audio codecs
Audio amplifiers
Power management
Fingerprint

Key business segments

QCT: semiconductors

- 649M MSM™ chipsets shipped in FY19
- FY19 revenues: $14.6B

QTL: technology licensing

- 14B+ devices licensed
- FY19 revenues: $4.6B



Qualcomm growth vectors

Strategy playing out as planned resulting in substantial growth and opportunity


5G

Increase in content with 5G



Scale in adjacent businesses



New opportunities enabled by 5G and changes in computing

Transforming how the world connects, computes, and communicates.

With 5G, wireless becomes the superior network technology, disrupting everything



With 5G, wireless becomes the superior network technology, disrupting everything



Massive Internet of Things
Mission-critical services
eMobile broadband
5G NR
4G
3G
2G
Digital voice and SMS
Early mobile internet
Mobile apps

Up to

$13T

economic impact of 5G-enabled goods and services in 2035

Based on ITU vision for IMT-2020 compared to IMT-advanced; URLLC: Ultra Reliable Low Latency Communications; IAB: Integrated Access & Backhaul
Source: The 5G Economy, IHS Markit – commissioned by Qualcomm, October 2020



Not just another handset upgrade cycle

10x
Decrease in end-to-end latency

10x
Greater experienced throughput

3x
More spectrum efficiency

100x
Higher traffic capacity

100x
Greater network efficiency

10x
Increased connection density

Based on ITU vision for IMT-2020 compared to IMT-advanced

5G accelerating globally

85+
Operators with 5G commercially deployed

310+
Additional operators investing in 5G

750M+
5G smartphones to ship in 2022

1B+
5G connections by 2023 — 2 years faster than 4G

2.8B
5G connections by 2025

Sources – 5G commercial networks and devices: operator and OEM public announcements.
Operators investing in 5G: GSA, Sep 2020. 5G device shipment projections: Qualcomm estimates, Nov 2019. 5G connection projections: 2023 – average of GSMA Intelligence (Aug 2020), ABI (Nov2019); 2025 – average of ABI (Oct 2019), Ericsson (Nov 2019).

Fueling digital transformation across industries

5G will enable up to $13 trillion of global economic output in 2035


Healthcare
Smart cities
Industrial
Agriculture
Energy
Retail
Automotive
Manufacturing

Source: The 5G Economy, an independent study from IHS Markit, commissioned by Qualcomm, October 2019


When we break through,
the ecosystem
leaps forward



Multimedia streaming

Paradigm shift in entertainment

Our technologies are foundational to innovative services, such as:

- Netflix
- Prime Video
- Hulu
- Spotify
- Apple Music


This is an age when
truly immersive VR on your smartphone is a reality
Connectivity and intelligence everywhere
Immediate, rich social interactions
Steve
1.2K Likes
Wow! It's like I'm right there.

Qualcomm snapdragon 5G

Powering amazing experiences

- Artificial intelligence
- Stunning photos and videos
- Intelligent architectures
- Immersive entertainment



#24 Collins


This is the age of a
smarter, more connected car experience
TAXI


This is the age that is making
virtually
everything
smarter

This is the age of real 5G, made real by Qualcomm


5G

Inventing breakthrough technologies | Enabling customers | Transforming industries | Enriching lives

Qualcomm

Thank you

Follow us on: f in

For more information, visit us at:

www.qualcomm.com & www.qualcomm.com/blog



Ian Lawee
Semiconductor Test Group

Portfolio of instrumentation and universal platform for testing semiconductor devices with best-in-class solutions in RF, digital and mixed signal applications, enables faster time to yield.

Cohu
Joined in April 2019. More than 25 years experience in both semiconductor and test instrumentation businesses

Analog Devices
2009 – 2019: Isolation, Precision Converter and Energy markets

Teradyne
1994 – 2009: product, marketing and engineering in semiconductor test division

MSc Management and MSc Electrical Engineering: Massachusetts Institute of Technology

MSc Electrical Engineering and BSc Computer Science Engineering: University of Pennsylvania

Increasing Test Intensity Driving Growth

Segments


5G

Cohu SAM
$600M(1)

Target Rev. CAGR
18%

Mobility





Cohu SAM
$400M(1)

Target Rev. CAGR
13%

Automotive & Industrial

Focused Applications	Inflection Points
o Sub-6G and mmWave 5G RF enabling higher data bandwidth, lower latency and new products	o ***More frequencies and bandwidths increasing test intensity***
o Wi-Fi 6E and Ultra-Wideband RF growth driven by increasing network connectivity and Internet of Things (IoT)	o ***New Wi-Fi spectrum requires new tester capabilities*** o ***Expanding RF standards enabling new IoT applications***
o Application Processors, Flat Panel Display Drivers, Sensors and Power Management	o ***Increasing Structural Test insertions for advanced packages***

(1) *Company estimates*

Cohu

Semi Test Strategy Accelerating Time to Yield



Performance & Throughput
30% UPH/s
30% UPH/s
30% UPH/s
Dragon RF
Wider IF BW
More IF paths
Dragon
2013
Swept S
Faster Demod
Dragon AC
2016
5G & Wi-Fi 6
Red Dragon
2020
Maximum Parallel Throughput
Lowest Cost by Design
True Zero Footprint
Scalable, Air-Cooled Platform

Value Proposition	
RedDragon RF Instrument Suite	o Higher frequency and modulation bandwidth covering emerging and legacy RF standards o Modular upgrade option for mmWave devices o Established high volume production platform is an attractive alternative to home grown rack & stack
Air-Cooled Universal Test Platform	o Scalable from 5-slot, zero footprint test head to high test parallelism (100's of devices) o Platform breadth covering >35% of SoC available market is attractive to Semi customers and test subcontractors
Test Cell Solutions	o Tester-to-Contactor calibration replaces time-consuming customer design effort and solves critical time to yield mmWave challenge

(1) *SoC – System-on-Chip*

RF Test Solutions



5G NR FR1 FEM sub-8 GHz

PAs, LNAs, Acoustic Filters, RF Switches, Envelope Tracker



5G NR FR2 FEM 8-44 GHz

PAs, LNAs, Acoustic Filters, RF Switches, Antenna Tuners, Beamformers



Wi-Fi 6/6E/7 7.125 GHz

FEM, PAs, LNAs, IoT, Mobile, Infrastructure



Mixed Wireless UWB

IoT, Secure Access, Dense Venue Deployment



Radar NR C-V2X

Active Safety, Autonomous Driving, Smart Transportation



SatComm

Beamforming for Low Earth Orbit Satellite Constellations



Semi Test

Cohu SAM

$1,100M

Target Revenue CAGR

17%

Cohu Strategy

Delivering best-in-class solutions to 5G and IoT applications in expanding $400M[1] RF test segment

Expanding capabilities of the low-cost universal test platform to address multiple markets

Solving the hardest test cell integration challenges enabling faster time to yield

(1) *Company estimates*



Ganesh Moorthy
Microchip

Keynote Speaker

Cohu

Cohu Investor Conference

MICROCHIP

A Leading Provider of Smart, Connected and Secure Embedded Control Solutions

SMART | CONNECTED | SECURE

Ganesh Moorthy
President & COO

December 2, 2020

Corporate Overview

Leading Total Systems Solutions Provider:

- High-performance standard and specialized Microcontrollers, Digital Signal Controllers and Microprocessors
- Mixed-Signal, Analog, Interface and Security solutions
- Clock and Timing solutions
- Wireless and Wired Connectivity solutions
- FPGA solutions
- Non-volatile EEPROM and Flash Memory solutions
- Flash IP solutions

$5.3 Billion Revenue
FY2020

Headquartered near
Phoenix in Chandler, AZ

~18,000
Employees

Our Vision

Be The Very Best Embedded Control Solutions Company Ever

SMART | CONNECTED | SECURE

Providing Total System Solutions



RFICs MMICs
Digital Potentiometer
Precision Voltage Reference
Encryption & Security
Power Management
DC-DC Converters Supervisors & Ref. LDOs, Battery Mgt. Discretes & Modules
High Voltage I/Os
Sensors
Voice & Audio Processing
Amplifiers
Filters
A/D
Motor Drivers
Power Drivers
Microcontrollers Microprocessors FPGA/ SoCs
Touch Sensing •Proximity/3D •Buttons/Slider •Touch Screen
Timing •Clocks •Timers •RTCC
Memory •EEPROM •Serial Flash •Serial SRAM
D/A
LED Drivers
Storage •PCIe® Switches •Adapters •Controllers
Optical Networking
USB •Smart Hubs •Switches •Transceivers •Bridges
Auto/Industrial Communication •MOST® •RS232/485 •CAN/LIN
Wireless •Wi-Fi® •Bluetooth® •LoRa® •ZigBee® /MiWi™
Ethernet •Switches •Controllers •EtherCAT •PHYs •PoE
Smoke Detector & Piezoelectric Horn Drivers

Long product life times – customer driven obsolesence

MICROCHIP

Annual Net Sales Growth


120 consecutive quarters of profitability!
$ Million
6000
5000
4000
3000
2000
1000
0
FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 RR
MCU
Analog
FPGA
LMO

Worldwide Microcontroller Market Share

No.	1991 Rank	1996 Rank	2003 Rank	2008 Rank	2009 Rank	2014 Rank	2018 Rank	2019 Rank
1	Motorola	Motorola	Renesas	Renesas	Renesas	Renesas	Renesas	Renesas
2	Intel	NEC	Motorola	NEC	NEC	Freescale	NXP	NXP
3	Philips	Philips	NEC	Freescale	Freescale	ST-Micro	Microchip	Microchip
4	Mitsubishi	Hitachi	Matsushita	Infineon	Samsung	Microchip	ST-Micro	ST-Micro
5	NEC	Mitsubishi	Infineon	Samsung	Microchip	NXP	TI	Infineon
6	Hitachi	Toshiba	Fujitsu	Microchip	TI	TI	Infineon	TI
7	Toshiba	Matsushita	Toshiba	ST-Micro	Infineon	Infineon	Cypress	Cypress
8	Siemens	SGS-Thom	Microchip	TI	St-Micro	Atmel	Samsung	Samsung
9	TI	Intel	Samsung	Fujitsu	Fujitsu	Spansion	Toshiba	CEC Huada
10	Matsushita	Microchip	ST-Micro	NXP	NXP	Samsung	CEC Huada	Toshiba
23	Microchip							

9.0%

7.5%

1991 &1996 data extrapolated from 8-bit MCU: Source: Gartner and Microchip

Analog Market Share

Leading Analog IC Suppliers ($M)

2019 Rank	Company	2018	2019	% Change	% Marketshare
1	Texas Instruments	10,801	10,223	-5%	19%
2	Analog Devices	5,505	5,169	-6%	10%
3	Infineon	3,810	3,755	-1%	7%
4	ST	3,373	3,283	-3%	6%
5	Skyworks Solutions	3,686	3,205	-13%	7%
6	NXP	2,645	2,564	-3%	5%
7	Maxim	2,125	1,850	-13%	4%
8	ON Semi	1,990	1,740	-13%	4%
9	Microchip	1,389	1,532	10%	3%
10	Renesas	900	860	-4%	2%

Source: IC Insights, company reports

The only Analog company to grow in 2019!

Market Megatrends


Industrial
Data Center
& Computing
Automotive
Communications
Aerospace
& Defense
Consumer
SMART | CONNECTED | SECURE
5G
IoT
IoT
Data
Centers
Electric
Vehicle
AI/Machine Learning
ADAS/Autonomous Driving

Revenue By End Market



12%
28%
13%
14%
15%
18%
Industrial
Data Center & Computing
Automotive
Communication
Consumer
Aerospace & Defense

Industrial

28% of Sales






28%











Automotive

15% of Sales



CD 2
TR 10
+64°F
60
40
20

Manufacturing Locations


Greenland
Iceland
Finland
Sweden
Norway
Russia
United Kingdom
Poland
Germany
France
Canada
Ukraine
Kazakhstan
Mongolia
Italy
Spain
Turkey
United States
North Pacific Ocean
North Atlantic Ocean
China
South Korea
Japan
Iraq
Iran
Afghanistan
Pakistan
Algeria
Libya
Egypt
Saudi Arabia
India
Mexico
Mali
Niger
Chad
Sudan
Thailand
Venezuela
Colombia
Nigeria
Ethiopia
Kenya
DRC
Tanzania
Indonesia
Papua New Guinea
Peru
Brazil
Bolivia
Angola
Namibia
Botswana
Madagascar
Indian Ocean
Australia
South Pacific Ocean
Chile
South Atlantic Ocean
South Africa
Argentina
New Zealand

- **6 high volume factories; 14 specialty factories**

MICROCHIP

Suppliers Are Our Partners

Microchip's Partnership with Cohu

- Partnership developed since 2005
- Cohu listens to us and seeks our input in their equipment roadmaps
- Cohu understands that capital equipment requires a long-term view
- Use of Microchip semiconductor solutions in their products

Cohu Enables Manufacturing Efficiency


Typical Test
High Parallel Test
Reduced Footprint by
90%
Reduced Labor
Requirements by 85%

SMART | CONNECTED | SECURE

Thank You



Chris Bohrson
Test and Inspection Handler Group

Portfolio of equipment used to automate movement of semiconductor devices, control temperature during test and provide vision inspection; ensures quality and optimizes yield in volume production.

Cohu
Joined in May 2016. More than 30 years experience in both semiconductor and test instrumentation businesses

Bosch Automotive Services Solutions/SPX
2011 – 2016: general management, automotive diagnostics and information solutions

Teradyne and Spirent Communications
1984 – 2010: general management, engineering, product marketing and sales management roles in semiconductor test, broadband test, network test and automotive diagnostics

MSc Management: Solan School of Management, Massachusetts Institute of Technology

BSc Materials Engineering: Brown University

Cohu

Package Evolution Stressing Handling and Inspection

Segments		Focused Applications	Inflection Points
 Automotive	*Cohu SAM* $300M[4] *Target Rev. CAGR* 21%	o ADAS semis for driver monitoring, collision warning, auto parking, autonomous driving o xEVs[1]; >50% of unit sales by 2027; 3x growth in $ content vs. ICE[2]	o ***Managing power dissipation to mitigate overheating and optimize yield*** o ***Preventing arcing during high voltage testing***
 Mobility & Inspection	*Cohu SAM* $400M[4] *Target Rev. CAGR* 7%	o WLCSP[3] driven by complex packages (2.5D – 3D tech.) to support miniaturization applications for mobile devices o MEMS for microphone and other applications	o ***Identifying micro-scale defects in advanced packages, reducing over-rejection*** o ***Multi-site precision measurement***

(1) Electrified vehicles: battery electric, plug-in hybrid, full hybrid and mild hybrid
(2) Internal combustion engine
(3) Wafer level chip scale package
(4) Company estimates

Test and Inspection Delivering Higher Yield



Cohu
T-Core
Test Temperature (Tj) Rise
Tj Rise
Tj Rise
Tj Rise
Server
Laptop/PC
Automotive
Phone/Tablet
Reduced Yield ($$)

Fig 1: T-Core Thermal Control Limits Temperature (Tj) Rise



Micro-scale Inspection
100%
Real Device Defects
Inspection Yield
Over-rejection ($ value)
Cohu
NV-Core
Competition
Std-Resolution
Hi-Resolution
NIR
IR
Deep Learning

Fig 2: Deep learning algorithms minimize over-rejection

Value Proposition	
Active Thermal Control (ATC)	o Cohu's T-Core (ATC) dynamically compensates device overheating, minimizing yield loss
Advanced Inspection	o Cohu's NV-Core advanced vision with infrared technology inspects below the silicon surface o NV-Core uses deep learning algorithms to distinguish micro-cracks from cosmetic issues (scratches)
Handler Architecture	o Isolates MEMS stimulus modules from automation to deliver "quiet" environment for precision testing
Test Cell Solutions	o Handler T-Core architecture working with PROTRACE contactor to precisely monitor and control device temperature during testing o Handler incorporating inert gas chamber with Cohu contactors ensures arc-free testing for high voltage applications

Handler & Inspection

Cohu SAM

$900M

Target Revenue CAGR

12%

(1) Company estimates

Cohu Strategy

Focused on fast growing Automotive ADAS, xEV and Mobility applications

Deploying AI to accelerate growth in $200M[1] Inspection market

Improving test cell yield with differentiated thermal and interface technologies



Devin Sheridan
Interface Solutions Group

Full suite of test contactors that provide the electrical interface between the tester and the semiconductor device presented by the handler; optimizes signal performance via an array of consumable probe pins.

Cohu

Joined in May 2020. More than 27 years experience in the semiconductor industry

Motorola/Freescale/NXP

1993 – 2020: multiple engineering and operations management roles from production to new product introduction.

- Process engineering wafer processing and wafer test
- Global wafer test operations
- New product introduction test centers
- Test Innovation

MSc Technology Commercialization: University of Texas

BSc Mechanical Engineering: Marquette University

Test Contactor Growth Opportunity

Segments	Focused Applications	Inflection Points
 *Cohu SAM* **$200M (1)** *Target Rev. CAGR* **26%** **Mobility & Consumer**	o RF Mobility ramping to higher frequencies (18 GHz – 54 GHz)	o *Expanding Wi-Fi spectrum and RF bands* o *Increasing port counts* o *Complex signal management*
 *Cohu SAM* **$100M (1)** *Target Rev. CAGR* **16%** **Automotive & Industrial**	o xEV driving higher power, smaller packages & multisite test o ADAS processor test requires tighter temperature control	o *High power (>10 kV, 4 kA)* o *Precision across temperature* o *Higher test parallelism* o *Safety and quality*
 *Cohu SAM* **$200M (1)** *Target Rev. CAGR* **23%** **Computing & Network**	o Cloud, AI, edge processing increasing interface speed, electro-mechanical tolerances	o *Higher data rates (>50 Gbps) and pin counts (>10,000 / device)* o *2D and 3D package integration*

(1) *Company estimates*

Test Contactors Extending Value in Key Segments

Cohu Solutions





Peak Yield/OEE
Cohu Advantage
Time To Yield
Cohu Test Cell
Multiple Vendors, Managed by Customer
PROTRACE
Yield / OEE
Cohu Test Cell value
1. Faster calibration
2. Improved accuracy
3. Closed-loop control
4. Fast learning cycles
1st Silicon
High Vol Ramp
Peak Volume

Value Proposition

High Fidelity RF	○ Contactor platform with direct signal path for mmWave applications up to 100 GHz ○ Probe technology spanning 5G FR1 and FR2
High Performance Digital	○ Coaxial solutions provide exceptional signal isolation and impedance control, scalable for large package platforms up to 60 Gbps
Precision Analog	○ Kelvin contact solutions that scale to high power and small footprint to enable high test site density
Intelligent and Embedded Sensors	○ PROTRACE intelligent contactors closing the loop on thermal control to enable peak yield ○ 5G Interceptor extending test instrumentation to mmWave and calibration to the device under test

Cohu Test Cell Solving Time to Yield






mmWave (5G)	Electrification	ADAS	Cloud Computing
PAs, LNAs, Acoustic Filters, RF Switches, Antenna Tuners	Power, Battery Management, Sensors, Wireless Control	Radar, LiDAR, Vision, MCUs, Apps Processors, C-V2X	CPU, GPU, Apps Processors
RedDragon RF Instrument Suite	**MT9928** High Voltage Handler	**MATRiX** T-Core Automotive Tri-temp ATC[1] Handler	**Eclipse** T-Core Handler & Diamondx Tester
cRacer	ecoAmp	xWave, cBoa	cStrata











PROTRACE

(1) *Active Thermal Control*

Test Contactor

Cohu SAM

$500M

Target Revenue CAGR

20%

Cohu Strategy

Innovating conventional probe technology to address both 5G and data center markets

Leverage Cohu's leadership position in automotive to win applications in ADAS and vehicle electrification

Deploying differentiated test cell solutions that create strong competitive barriers in high growth markets

Cohu



Jeff Jones
CFO

Delivering Profitability and Shareholder Value

Cohu

Q4'20 Update and Q1'21 Outlook

	Q4'20 Guidance [1]	Q4'20 Update
Revenue	$176 - $192M	$195 - $200M
Gross Margin [2]	44% - 45%	45% - 46%
Operating Expenses [2]	~ $51M	~ $53M
Adjusted EBITDA [2]	~ 18% (mid-point of guidance)	~ 20% (mid-point of guidance)

Share gain in RF test and accelerating automotive demand

- Est. test cell utilization improved to 84% at the end of October
- Forecasting record orders in Q4'20 with automotive demand improving to 2018 levels

Updated Q4'20 revenue guidance mid-point is 31% higher than Q3'20

Q1'21 revenue projected to be ~ 5% higher than updated Q4'20

Reduced term loan B debt by $20.9 million quarter-to-date in Q4'20

(1) *Provided in the October 29, 2020 press release and earnings call*

(2) *The Q4'20 non-GAAP guidance excludes estimated pre-tax charges related to stock-based compensation of $0.2M (CoS) and $3.1M (Opex), and amortization of purchased intangibles of $9.6M (Opex), and other costs as further described and reconciled, if available, in the Appendix*

Strategy & Execution Yielding Results



Revenue ($M) (1)
21% CAGR
$631M
$353M
2H $348M
1H $283M
2017
2018
2019
2020E (1)



Gross Margin (2)
41%
43%
41%
42%
45%
2017
2018
2019
1H20
2H20E



Adjusted EBITDA (2)
16%
17%
8%
9%
17%
2017
2018
2019
1H20
2H20E

Driving revenue growth through value-added, differentiated technologies and products focused on select end-markets

Strong operating leverage driving increased profitability

(1) *Reflects actual YTD 2020 results plus the mid-point of the Company's Q4'20 guidance as updated on December 1, 2020*
(2) *Amounts are Non-GAAP. See Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures*

Target Financial Model

Updated Model delivers $3.60 Non-GAAP EPS on revenue of $940M

	2020 Est.(1)	Mid-term Model (3)	Target Quarterly Model			
Revenue	$631M	$940M	$190M	$210M	$235M	$250M
Gross Margin	44%	48%	46%	47%	48%	49%
Operating Expenses	32%	25%	28%	27%	25%	24%
Adjusted EBITDA	14%	24%	20%	22%	24%	25%
Non-GAAP EPS	$1.05	$3.60	$0.55	$0.70	$0.90	$1.00
Free Cash Flow (2)	7%	> 17%	> 13%	> 15%	> 17%	> 18%

Except for Revenue and Free Cash Flow, "Target Financial Model" assumptions are non-GAAP forward-looking figures; See Appendix for notes regarding use of forward-looking non-GAAP figures

(1) Reflects actual YTD 2020 results plus the mid-point of the Company's Q4'20 guidance as updated on December 1, 2020
(2) Reflects cash from operating activities minus capital expenditures
(3) Mid-term is 3 – 5 years

Capital Allocation

[$Million]	Q3'20
Cash and Investments	$171
Total Debt	$346
Net Debt / Adjusted EBITDA(1)	3.2x

Reinvest in the business

- Strong organic growth opportunities
- Targeting R&D at ~ 12% of sales

Repayment of the term loan B

- Targeting annual repayments of ~ $60M

M&A to expand SAM and technology portfolio

Minimum cash for operations ~ $80M

- Production ramps may require additional cash to fund inventory and receivables

Term Loan B ~ $328M at Q3'20

- Balance reduced to ~ $307M in Q4'20
- Covenant-lite with no minimum coverage ratios requirement
- Minimum quarterly payments of $875K (principal) plus ~ $3M of interest at current LIBOR + 300 bps
- Maturity date is 10/1/2025

(1) *For the last 12 months ending September 26, 2020; Non-GAAP figure - see Appendix for GAAP to Non-GAAP reconciliations*

Cohu

Path to $940M Target

Revenue Distribution (1)


PCB Test
Test Interface
Semi Test
Test & Inspection Handlers


Revenue Growth by Market Segment
$M
$1,000
$900
$800
$700
$600
$500
2020 Est.(1)
Automotive
Mobility
Computing
Industrial

Est. 2020 Revenue (1) is ~ 55% systems and ~ 45% recurring
Recurring by Business: Test & Inspection Handlers 49%, Semi Test 11%, Test Interface 100%, PCB Test 34%

Leveraging market position and leading-edge products to drive revenue in high-growth applications including ADAS, xEV, RF test and inspection

Unique cross-selling and test cell solutions accelerate time to yield driving revenue growth and creating strong competitive barriers

Cohu

(1) *Reflects actual YTD 2020 results plus the mid-point of the Company's Q4'20 guidance as updated on December 1, 2020*

Investment Thesis

$2,500M	$940M	48%	23%
SAM	Revenue	Gross Margin (1)	Operating Income (1)
~7%	**~14%**	**+400 bps**	**+1,100 bps**
Market CAGR	*Target Revenue CAGR*	*Scalable Asia operations*	*Disciplined Opex spending*
Leading-edge solutions targeting select end-markets	*Growing 2x faster than overall market*	*Benefiting from mix and low-cost manufacturing centers*	*Strong >17% free cash flow; $60M+ annual debt repayment*

(1) *Non-GAAP forward looking figures; See Appendix for notes regarding use of forward-looking non-GAAP figures*

Q&A



Luis Müller, CEO
Driving Growth & Differentiation



Jeff Jones, CFO
Profitability & Shareholder Value



Ian Lawee, GM
Semiconductor Test Group



Chris Bohrson, GM
Test & Inspection Handler Group



Devin Sheridan, GM
Interface Solutions Group

Cohu

Appendix

Use of Non-GAAP Financial Information:

This presentation includes non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense and Adjusted EBITDA that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets including favorable/unfavorable lease adjustments, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales, and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in this Appendix and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Use of Forward-Looking Non-GAAP Information:

This presentation includes non-GAAP forward looking figures that exclude estimated charges related to stock-based compensation, amortization of purchased intangibles, restructuring costs, acquisition-related costs, manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items, which we are unable predict without unreasonable efforts due to their inherent uncertainty, therefore, reconciliation of these non-GAAP forward looking figures to GAAP is not provided. Where a non-GAAP figure includes historical data and forward-looking estimates, we have reconciled the historical data, but for the foregoing reasons have not reconciled the forward-looking estimates.

Cohu

GAAP to Non-GAAP Reconciliation

Gross Margin Reconciliation	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Dec 29, 2018	% of Net Sales	12 Months Ending Dec 28, 2019	% of Net Sales	6 Months Ending Jun 27, 2020	% of Net Sales	3 Months Ending Sep 26, 2020	% of Net Sales	9 Months Ending Sep 26, 2020	% of Net Sales
Net Sales	$ 352,704		$ 451,768		$ 583,329		$ 283,005		$ 150,647		$ 433,652	
Gross Profit - GAAP	143,407	40.7%	159,308	35.3%	229,829	39.4%	117,041	41.4%	63,500	42.2%	180,541	41.6%
Share Based Compensation	423	0.1%	546	0.1%	736	0.1%	423	0.1%	218	0.1%	641	0.1%
Manufacturing transition and severance costs	0	0.0%	416	0.1%	1,211	0.2%	0	0.0%	0	0.0%	0	0.0%
Restructuring costs related to inventory in COS	0	0.0%	19,053	4.2%	2,729	0.5%	1,675	0.6%	2,606	1.7%	4,281	1.0%
Inventory Step-Up	1,404	0.4%	14,782	3.3%	6,038	1.0%	0	0.0%	0	0.0%	0	0.0%
Gross Profit - Non-GAAP	$145,234	41.2%	$194,105	43.0%	$240,543	41.2%	$119,139	42.1%	$66,324	44.0%	$185,463	42.8%

Adjusted EBITDA Reconciliation	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Dec 29, 2018	% of Net Sales	12 Months Ending Dec 28, 2019	% of Net Sales	6 Months Ending Jun 27, 2020	% of Net Sales	3 Months Ending Sep 26, 2020	% of Net Sales	9 Months Ending Sep 26, 2020	% of Net Sales	12 Months Ending Sep 26, 2020	% of Net Sales
Net loss attributable to Cohu - GAAP Basis	$ 32,843	9.3%	$ (32,181)	-7.1%	$ (69,700)	-11.9%	$ (22,016)	-7.8%	$ (6,646)	-4.4%	$ (28,662)	-6.6%	$ (45,928)	-8.0%
Income from discontinued operations	278	0.1%	(119)	0.0%	$ 697	0.1%	(42)	0.0%	0	0.0%	(42)	0.0%	997	0.2%
Income tax provision	2,244	0.6%	631	0.1%	$ (3,082)	-0.5%	(855)	-0.3%	1,116	0.7%	261	0.1%	(2,982)	-0.5%
Interest expense	54	0.0%	4,977	1.1%	$ 20,556	3.5%	7,883	2.8%	3,021	2.0%	10,904	2.5%	15,671	2.7%
Interest income	(671)	-0.2%	(1,187)	-0.3%	$ (764)	-0.1%	(168)	-0.1%	(42)	0.0%	(210)	0.0%	(371)	-0.1%
Amortization of purchased intangible assets	4,208	1.2%	17,197	3.8%	$ 39,590	6.8%	19,065	6.7%	9,783	6.5%	28,848	6.7%	38,463	6.7%
Depreciation	4,978	1.4%	8,850	2.0%	$ 19,246	3.3%	6,973	2.5%	3,462	2.3%	10,435	2.4%	14,328	2.5%
Amortization of cloud-based software implementation costs	0	0.0%	0	0.0%	0	0.0%	513	0.2%	318	0.2%	831	0.2%	831	0.1%
Other Non-GAAP Adjustments	11,878	3.4%	76,171	16.9%	39,534	6.8%	13,738	4.9%	9,328	6.2%	23,066	5.3%	32,872	5.7%
Adjusted EBITDA	$ 55,812	15.8%	$ 74,339	16.5%	$ 46,077	7.9%	$25,091	8.9%	$20,340	13.5%	$ 45,430	10.5%	$ 53,880	9.4%

GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	9 Months Ending Sep 26, 2020	Diluted EPS
Loss From Continuing Operations - GAAP	$ (28,704)	$ (0.68)
Share based compensation	10,313	0.24
Amortization of purchased intangible assets	28,848	0.68
Manufacturing transition and severance costs	318	0.01
Restructuring costs related to inventory in COS	4,281	0.10
Restructuring costs	1,400	0.03
PP&E step-up included in COS and SG&A	729	0.02
Impairment charge	11,249	0.26
Gain on sale of facility	(4,495)	(0.11)
Tax effect of Non-GAAP adjustments	(5,051)	(0.12)
Income (Loss) From Continuing Operations - Non-GAAP	$ 18,888	$ 0.44
Weighted Average Shares - GAAP	Basic	41,764
Weighted Average Shares - Non-GAAP	Diluted	42,457

Operating Expense Reconciliation	9 Months Ending Sep 26, 2020	% of Net Sales
Operating Expense - GAAP	$ 196,055	45.2%
Share based compensation	(9,672)	-2.2%
Amortization of purchased intangible assets	(28,848)	-6.7%
Manufacturing transition and severance costs	(318)	-0.1%
Restructuring costs	(1,400)	-0.3%
PP&E step-up included in SG&A	(729)	-0.2%
Impairment charge	(11,249)	-2.6%
Gain on sale of facility	4,495	1.0%
Operating Expense - Non-GAAP	$ 148,334	32.1%